UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 16, 2015

PREMIER HOLDING CORP.

(Name of small business issuer specified in its charter)

Nevada		88-0344135
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1382 Valencia Avenue, Unit F Tustin, CA 92780

(Address of principal executive offices)

(former name or former address, if changed since last report)

(949) 260-8070

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 3.03 Material Modification to Rights of Security Holders

On December 11, 2015, the Board of Directors of PREMIER HOLDING CORPORATION , a Nevada corporation (the “Corporation”) approved the creation of the Corporation’s Series B Voting Convertible Preferred Stock. On December 16, 2015, the Corporation filed a Certificate of Designation for the Corporation’s Series B Voting Convertible Preferred Stock in Nevada. The text of the Certificate of Designation for the Corporation’s Series B Voting Convertible Preferred Stock is set forth below.

TERMS OF SERIES B VOTING CONVERTIBLE PREFERRED STOCK

The following is a description of the Series B Voting Convertible Preferred Stock ("Series B Preferred Stock") of Premier Holding Corporation, a Nevada corporation (the "Corporation"), having such voting powers, designations, preferences and relative rights, qualifications, limitations or restrictions, including, without limitation, rights of conversion, and the number of shares constituting the class of Series B Preferred Stock as the Board of Directors shall approve by written consent.

1.	The Corporation is authorized to issue 250,000 shares of Series B Preferred Stock.

2.	The par value of the Series B Preferred Stock is $0.0001 per share.

3.	Holders of Series B Preferred Stock shall be entitled to 1,000 votes for each share of Series B Preferred Stock.

4.	Votes of shares of Series B Preferred Stock shall be added to votes of shares of common stock of the Corporation ("Common Stock") at any meeting of stockholders of the Corporation at which stockholders have the right to vote.

5.	Series B Preferred Stock shall have voting rights for a period of three years from the date of issuance. On the third anniversary of the issuance of shares of Series B Preferred Stock, each share of Series B Preferred Stock shall be converted into four shares of Common Stock without further action of the Board of Directors. At that time, the holder of shares of Series B Preferred Stock shall return the share certificate evidencing the Series B Preferred Stock to the Corporation in exchange for a share certificate evidencing the shares of Common Stock into which the shares of Series B Preferred Stock have been converted.

6.	Series B Preferred Stock shall have the same dividends per share and, except as provided above, the same powers, designations, preferences and relative rights, qualifications, limitations or restrictions as those of shares of Series A Non-Voting Convertible Preferred Stock of the Corporation.

Item 9.01 Financial Statements and Exhibits

A true and correct copy of the Certificate of Designation filed with the Nevada Secretary of State on December 16, 2015 is attached as Exhibit 99.1.

Investors are encouraged to read and understand the Company's filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER HOLDING CORPORATION

	By:	/s/ Randall Letcavage
Randall Letcavage,
Chief Executive Officer
Date: December 16, 2015

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List of Exhibits

99.1	Certificate of Designation for the Series B Voting Convertible Preferred Stock

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